Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2024	2023	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,234	$14,987	$(753)	(5.0)%
International Package	4,256	4,543	(287)	(6.3)%
Supply Chain Solutions	3,216	3,395	(179)	(5.3)%
Total revenue	21,706	22,925	(1,219)	(5.3)%

Operating expenses:
U.S. Domestic Package	13,409	13,521	(112)	(0.8)%
International Package	3,600	3,715	(115)	(3.1)%
Supply Chain Solutions	3,084	3,148	(64)	(2.0)%
Total operating expenses	20,093	20,384	(291)	(1.4)%

Operating profit:
U.S. Domestic Package	825	1,466	(641)	(43.7)%
International Package	656	828	(172)	(20.8)%
Supply Chain Solutions	132	247	(115)	(46.6)%
Total operating profit	1,613	2,541	(928)	(36.5)%

Other income (expense):
Other pension income (expense)	67	66	1	1.5%
Investment income (expense) and other	51	103	(52)	(50.5)%
Interest expense	(195)	(188)	(7)	3.7%
Total other income (expense)	(77)	(19)	(58)	305.3%

Income before income taxes	1,536	2,522	(986)	(39.1)%

Income tax expense	423	627	(204)	(32.5)%

Net income	$1,113	$1,895	$(782)	(41.3)%

Net income as a percentage of revenue	5.1%	8.3%

Per share amounts:
Basic earnings per share	$1.30	$2.20	$(0.90)	(40.9)%
Diluted earnings per share	$1.30	$2.19	$(0.89)	(40.6)%

Weighted-average shares outstanding:
Basic	856	862	(6)	(0.7)%
Diluted	857	865	(8)	(0.9)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$839	$1,488	$(649)	(43.6)%
International Package	682	806	(124)	(15.4)%
Supply Chain Solutions	226	258	(32)	(12.4)%
Total operating profit	1,747	2,552	(805)	(31.5)%

Total other income (expense)	$(77)	$(19)	$(58)	305.3%
Income before income taxes	$1,670	$2,533	$(863)	(34.1)%
Net income	$1,223	$1,904	$(681)	(35.8)%

Basic earnings per share	$1.43	$2.21	$(0.78)	(35.3)%
Diluted earnings per share	$1.43	$2.20	$(0.77)	(35.0)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2024	2023	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,316	$2,461	$(145)	(5.9)%
Deferred	1,156	1,194	(38)	(3.2)%
Ground	10,762	11,332	(570)	(5.0)%
Total U.S. Domestic Package	14,234	14,987	(753)	(5.0)%
International Package:
Domestic	758	794	(36)	(4.5)%
Export	3,350	3,552	(202)	(5.7)%
Cargo and Other	148	197	(49)	(24.9)%
Total International Package	4,256	4,543	(287)	(6.3)%
Supply Chain Solutions:
Forwarding	1,280	1,514	(234)	(15.5)%
Logistics	1,542	1,410	132	9.4%
Other	394	471	(77)	(16.3)%
Total Supply Chain Solutions	3,216	3,395	(179)	(5.3)%
Consolidated	$21,706	$22,925	$(1,219)	(5.3)%

Consolidated volume (in millions)	1,336	1,407	(71)	(5.0)%

Operating weekdays	63	64	(1)	(1.6)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,590	1,737	(147)	(8.5)%
Deferred	1,047	1,139	(92)	(8.1)%
Ground	15,438	15,796	(358)	(2.3)%
Total U.S. Domestic Package	18,075	18,672	(597)	(3.2)%
International Package:
Domestic	1,503	1,635	(132)	(8.1)%
Export	1,621	1,682	(61)	(3.6)%
Total International Package	3,124	3,317	(193)	(5.8)%
Consolidated	21,199	21,989	(790)	(3.6)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$23.12	$22.14	$0.98	4.4%
Deferred	17.53	16.38	1.15	7.0%
Ground	11.07	11.21	(0.14)	(1.2)%
Total U.S. Domestic Package	12.50	12.54	(0.04)	(0.3)%
International Package:
Domestic	8.01	7.59	0.42	5.5%
Export	32.80	33.00	(0.20)	(0.6)%
Total International Package	20.87	20.47	0.40	2.0%
Consolidated	$13.73	$13.74	$(0.01)	(0.1)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - First Quarter
(unaudited)

	Three Months Ended
	March 31
	2024	2023	Change	% Change
(in millions)
Compensation and benefits	$11,639	$11,464	$175	1.5%
Repairs and maintenance	718	725	(7)	(1.0)%
Depreciation and amortization	898	834	64	7.7%
Purchased transportation	3,246	3,541	(295)	(8.3)%
Fuel	1,060	1,271	(211)	(16.6)%
Other occupancy	564	551	13	2.4%
Other expenses	1,968	1,998	(30)	(1.5)%
Total operating expenses	$20,093	$20,384	$(291)	(1.4)%

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
March 31, 2024 (unaudited) and December 31, 2023

	March 31, 2024	December 31, 2023
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$4,281	$3,206
Marketable securities	232	2,866
Accounts receivable	9,698	11,342
Less: Allowance for credit losses	(144)	(126)
Accounts receivable, net	9,554	11,216
Materials and supplies	898	935
Other current assets	1,212	1,190
Total Current Assets	16,177	19,413
Property, Plant and Equipment, Net	37,168	36,945
Operating Lease Right-Of-Use Assets	4,223	4,308
Goodwill	4,846	4,872
Intangible Assets, Net	3,308	3,305
Deferred Income Tax Assets	126	126
Other Non-Current Assets	1,780	1,888
Total Assets	$67,628	$70,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,164	$3,348
Current maturities of operating leases	694	709
Accounts payable	5,397	6,340
Accrued wages and withholdings	3,217	3,224
Self-insurance reserves	1,325	1,320
Accrued group welfare and retirement plan contributions	1,573	1,479
Other current liabilities	1,326	1,256
Total Current Liabilities	14,696	17,676
Long-Term Debt and Finance Leases	18,849	18,916
Non-Current Operating Leases	3,690	3,756
Pension and Postretirement Benefit Obligations	6,323	6,159
Deferred Income Tax Liabilities	3,825	3,772
Other Non-Current Liabilities	3,312	3,264

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	—
Retained earnings	20,681	21,055
Accumulated other comprehensive loss	(3,781)	(3,758)
Deferred compensation obligations	6	9
Less: Treasury stock	(6)	(9)
Total Equity for Controlling Interests	16,909	17,306
Noncontrolling interests	24	8
Total Shareowners' Equity	16,933	17,314
Total Liabilities and Shareowners' Equity	$67,628	$70,857

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Three Months Ended
	March 31
	2024	2023
Cash Flows From Operating Activities:
Net income	$1,113	$1,895
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	898	834
Pension and postretirement benefit expense	259	243
Pension and postretirement benefit contributions	(50)	(1,277)
Self-insurance reserves	27	(20)
Deferred tax (benefit) expense	22	56
Stock compensation expense	(27)	126
Other (gains) losses	129	(13)
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	1,492	2,254
Other assets	55	62
Accounts payable	(799)	(1,668)
Accrued wages and withholdings	12	(508)
Other liabilities	185	405
Other operating activities	—	(32)
Net cash from operating activities	3,316	2,357

Cash Flows From Investing Activities:
Capital expenditures	(1,035)	(609)
Proceeds from disposal of businesses, property, plant and equipment	13	5
Purchases of marketable securities	(50)	(2,371)
Sales and maturities of marketable securities	2,696	1,179
Acquisitions, net of cash acquired	(44)	(34)
Other investing activities	(14)	17
Net cash used in investing activities	1,566	(1,813)

Cash Flows From Financing Activities:
Net change in short-term debt	(1,272)	—
Proceeds from long-term borrowings	—	2,503
Repayments of long-term borrowings	(926)	(65)
Purchases of common stock	—	(751)
Issuances of common stock	54	49
Dividends	(1,348)	(1,348)
Other financing activities	(174)	(384)
Net cash used in financing activities	(3,666)	4

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(48)	40

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	1,168	588

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	3,206	5,602
End of period	$4,374	$6,190

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Three Months Ended
	March 31
	2024	2023
Cash flows from operating activities	$3,316	$2,357
Capital expenditures	(1,035)	(609)
Proceeds from disposals of property, plant and equipment	13	5
Other investing activities	(14)	17
Free Cash Flow (Non-GAAP measure)	$2,280	$1,770

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	March 31, 2024	March 31, 2023
Net income	$5,926	$10,781
Add back:
Income tax expense	1,661	3,174
Interest expense	794	718
Depreciation & amortization	3,430	3,258
EBITDA	11,811	17,931
Add back (deduct):
Incentive compensation program redesign	—	505
One-time compensation	61	—
Asset impairment charges	276	8
Transformation and other	518	126
Defined benefit plan (gains) and losses	359	(1,028)
Investment income and other pension income	(527)	(1,261)
Adjusted EBITDA	$12,498	$16,281

Debt and finance leases, including current maturities	$20,013	$22,188
Add back:
Non-current pension and postretirement benefit obligations	6,323	4,602
Adjusted total debt	$26,336	$26,790

Adjusted total debt/Net income	4.44	2.48

Adjusted total debt/adjusted EBITDA (Non-GAAP)	2.11	1.65

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	March 31, 2024	March 31, 2023
Net income	$5,926	$10,781
Add back (deduct):
Income tax expense	1,661	3,174
Interest expense	794	718
Other pension (income) expense	94	(1,986)
Investment (income) expense and other	(262)	(303)
Operating profit	$8,213	$12,384
Incentive compensation program redesign	—	505
Long-lived asset estimated residual value changes	—	76
One-time compensation	61	—
Asset impairment charges	276	8
Transformation and other	518	126
Adjusted operating profit	$9,068	$13,099

Average debt and finance leases, including current maturities	$21,101	$22,035
Average pension and postretirement benefit obligations	5,463	6,403
Average shareowners' equity	18,493	17,744
Average invested capital	$45,057	$46,182

Net income to average invested capital	13.2%	23.3%

Adjusted Return on Invested Capital (Non-GAAP)	20.1%	28.4%

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended March 31,
(in millions, except per share data)	2024				2023
	As Reported (GAAP)	Asset Impairment Charges(1)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Asset Impairment Charges(3)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$13,409	$5	$9	$13,395	$13,521	$—	$22	$13,499	(0.8)%	(0.8)%
International Package	3,600	2	24	3,574	3,715	—	(22)	3,737	(3.1)%	(4.4)%
Supply Chain Solutions	3,084	41	53	2,990	3,148	8	3	3,137	(2.0)%	(4.7)%
Operating expense	20,093	48	86	19,959	20,384	8	3	20,373	(1.4)%	(2.0)%

U.S. Domestic Package	$825	$5	$9	$839	$1,466	$—	$22	$1,488	(43.7)%	(43.6)%
International Package	656	2	24	682	828	—	(22)	806	(20.8)%	(15.4)%
Supply Chain Solutions	132	41	53	226	247	8	3	258	(46.6)%	(12.4)%
Operating Profit	1,613	48	86	1,747	2,541	8	3	2,552	(36.5)%	(31.5)%
Other Income and (Expense):
Other pension income (expense)	67	—	—	67	66	—	—	66	1.5%	1.5%
Investment income (expense) and other	51	—	—	51	103	—	—	103	(50.5)%	(50.5)%
Interest expense	(195)	—	—	(195)	(188)	—	—	(188)	3.7%	3.7%
Total Other Income (Expense)	$(77)	$—	$—	$(77)	$(19)	$—	$—	$(19)	305.3%	305.3%
Income Before Income Taxes	1,536	48	86	1,670	2,522	8	3	2,533	(39.1)%	(34.1)%
Income Tax Expense	423	13	11	447	627	2	0	629	(32.5)%	(28.9)%
Net Income	$1,113	$35	$75	$1,223	$1,895	$6	$3	$1,904	(41.3)%	(35.8)%

Basic Earnings Per Share	$1.30	$0.04	$0.09	$1.43	$2.20	$0.01	$—	$2.21	(40.9)%	(35.3)%

Diluted Earnings Per Share	$1.30	$0.04	$0.09	$1.43	$2.19	$0.01	$—	$2.20	(40.6)%	(35.0)%

Weighted-average shares outstanding:
Basic	856				862
Diluted	857				865

(1) Reflects impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses.
(2) Reflects other employee benefits costs of $31 million and $55 million of other costs, including a one-time expense related to a regulatory matter.
(3) Reflects a goodwill impairment charge of $8 million within Supply Chain Solutions.
(4) Reflects other costs of $15 million, partially offset by a reduction in other employee benefit costs of $12 million.

Prior year amounts may have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of March 31, 2024
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	78	—	21	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	36	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	255	—	—
Total	294	255	21	—

(1) Five (5) of the MD-11 aircraft shown above have been retired from operational use as of March 31, 2024. We anticipate retiring an additional four (4) of these aircraft during 2024.